UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Ooma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37493	06-1713274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Almanor Avenue, Suite 200, Sunnyvale, California 94085

(Address of principal executive offices)

(650) 566-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OOMA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with his stepping down as Chief Financial Officer of the Company effective June 15, 2021, Mr. Ravi Narula notified the Board of the Directors (“Board”) of the Company of his resignation from the Board, effective June 15, 2021. His decision to resign was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

In order to accommodate a smooth transition of Mr. Narula’s responsibilities, the Company entered into a Transition and Consulting Agreement (the “Agreement”) with Mr. Narula. Pursuant to the Agreement, Mr. Narula has agreed to provide certain transition services to the Company, including but not limited to, generally supporting finance and accounting activities, supporting the transition of responsibilities to the interim Chief Financial Officer and full-time Chief Financial Officer, when hired, and being available for questions and issues that arise related to the Company’s financial plan and related matters (the “Services”).

Pursuant to the Agreement:

•	Mr. Narula will provide the Services from June 16, 2021 through October 31, 2021 (the “Consulting Period”), or the earlier termination thereof pursuant to the terms of the Agreement.
•

Except as otherwise provided in the Agreement, all of Mr. Narula’s unvested stock options and unvested restricted stock units issued under the Company’s 2015 Equity Incentive Plan will continue to vest during the Consulting Period, and will cease to vest as of the end of the Consulting Period.

•	All of Mr. Narula’s vested and unexercised stock options at the end of the Consulting Period will be exercisable until June 15, 2022.

The foregoing summary of the Agreement is qualified in its entirety by the Agreement itself, which will be filed as an exhibit to the Company’s Form 10-Q for the second fiscal quarter ending July 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OOMA, INC.

Date: June 17, 2021	By:	/s/ Jenny C. Yeh
Jenny C. Yeh
Vice President, General Counsel